UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 28, 2011

NCO Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

333-173514; 333-165975;
Delaware	333-150885; 333-158745	02-0786880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 Prudential Road, Horsham, Pennsylvania	19044
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 441-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Stephen W. Elliott, Executive Vice President, Information Technology and Chief Information Officer, will be leaving NCO Group, Inc. (the “Company”) effective December 31, 2011 to pursue other opportunities.  Effective November 28, 2011, John Cubbin assumed the role of Executive Vice President and Chief Information Officer of the Company. Prior to joining the Company, Mr. Cubbin was at a leading IT services provider, where he was most recently an IT services executive. Mr. Cubbin has over 30 years of experience in IT services and has demonstrated expertise in IT strategy development and organization. Mr. Cubbin’s educational background includes Lawrence Institute of Technology and the Executive Development Program at the London Business School.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCO GROUP, INC.

Date: December 16, 2011	By:	/s/ Joshua Gindin
	Name:	Joshua Gindin
	Title:	Executive Vice President and General Counsel